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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Carter-Wallace, Inc.:


We consent to the use of our audit reports dated May 5, 1999 on the consolidated financial statements of Carter-Wallace, Inc. and subsidiaries as of March 31, 1999 and 1998, and for each of the years in the three-year period then ended, and all related schedules, incorporated herein by reference.



                                                          KPMG LLP

New York, New York
February 24, 2000